BLACKROCK FUNDS II


SUPPLEMENT DATED DECEMBER 3, 2007
TO THE INVESTOR SHARES PROSPECTUSES
DATED JANUARY 31, 2007, AS AMENDED JUNE 1, 2007

SUPPLEMENT DATED DECEMBER 3, 2007
TO THE BLACKROCK LIFECYCLE PREPARED PORTFOLIOS PROSPECTUSES
DATED JUNE 11, 2007
SUPPLEMENT DATED DECEMBER 3, 2007
TO THE BLACKROCK PREPARED PORTFOLIOS PROSPECTUSES
DATED DECEMBER 18, 2006, AS SUPPLEMENTED FEBRUARY 1, 2007,
 AS AMENDED JUNE 1, 2007

REINSTATEMENT PRIVILEGE

Effective February 1, 2008, the section entitled "REINSTATEMENT PRIVILEGE" in the Prospectuses is amended to delete the first sentence and replace it with the following:

If you redeem Investor A, Investor A1 or Institutional shares, and within 60 days buy new Investor A Shares of the SAME portfolio, you will not pay a sales charge on the new purchase amount.


Code # BRPRO11-SUPPB1107